TRUST CLASS SHARES
Institutional Cash Fund Prime Money Fund
These securities, like the securities of all mutual
funds, have not been approved or disapproved by
the Securities and Exchange Commission, and the
Securities and Exchange Commission has not
determined if the prospectus is accurate or
complete. Any representation to the contrary is a
criminal offense.

Neuberger Berman Contents

INSTITUTIONAL LIQUIDITY SERIES Trust Class Shares

Institutional Cash Fund	1
Prime Money Fund	7

YOUR INVESTMENT
Maintaining Your Account.	13
Share Prices.	14
Distributions and Taxes	15
Portfolio Holdings Policy	16
Market Timing Policy	16
Fund Structure	16

THESE FUNDS:
  price their shares at 5:00 p.m. Eastern time
  carry certain risks, including the risk that you could lose money if fund shares, when you sell them,are worth less than what you originally paid. This prospectus discusses principal risks of investingin fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)
  use a master-feeder structure, meaning that rather than investing directly in securities, each fundinvests in a “master portfolio”; see page 16 for information on how it works

The Neuberger Berman name and logo are service marks of Neuberger Berman, LLC. “Neuberger Berman Management Inc.” and the individual fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Management Inc. © 2004 Neuberger Berman Management Inc. All rights reserved.

Neuberger Berman
Institutional Cash Fund	Ticker Symbol: NBIXX

GOAL & STRATEGY

The fund seeks the highest available current income consistent with safety and liquidity.

To pursue this goal, the fund invests in a diversified portfolio of high-quality money market securities. These securities may be from U.S. or foreign issuers, including governments and their agencies, banks, and corporations, but in all cases must be denominated in U.S. dollars. The fund will primarily invest in corporate debt obligations, asset-backed securities, variable rate obligations, instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements that are collateralized by these aforementioned instruments and securities of U.S. and foreign banks. The fund seeks to maintain a stable $1.00 share price and seeks to reduce credit risk by diversifying among many issuers of money market securities.

Under normal market conditions, the fund will invest more than 25% of its total assets in the obligations of companies in the financial services industries and repurchase agreements on such obligations. With respect to one-third of its total assets (including the value of any loan collateral), the fund may engage in reverse repurchase agreements and securities lending (which could create leverage) and may invest the proceeds.

The investment managers monitor a range of economic and financial factors to weigh the value and creditworthiness of money market securities. While adhering to the fund’s stringent credit quality policies, the managers invest the fund’s assets in a mix of money market securities that is intended to provide attractive current income without jeopardizing the stability of its share price.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so.

Money Market Funds

Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for credit quality and for maturity (397 days or less for individual securities or 25 months in the case of variable U.S. Government securities, 90 days or less on average for the portfolio overall).

The regulations require money market funds to limit investments to the top two rating categories of credit quality and unrated securities determined by the investment adviser to be of equivalent quality. Under normal circumstances, this fund will exceed this requirement by investing in only first tier securities.

1 Institutional Cash Fund

MAIN RISKS

Most of the fund’s performance depends on interest rates. When interest rates fall, the fund’s yields will typically fall as well. The fund is also subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due.

Because the fund normally concentrates in the financial services industries, factors influencing the health of those industries could have a significant negative effect on the fund’s performance. These may include economic trends, governmental action, changes in interest rates, as well as the availability and cost of capital funds. Relatively recent legislation permits broad consolidation of financial services companies, the impact of which is difficult to predict. Competition among companies in different portions of the financial services sector has been increasing, a trend that is likely to continue.

Reverse repurchase agreements and securities lending could create leverage, which would amplify gains or losses. (To reduce that risk, the fund does not intend to invest the proceeds of any reverse repurchase agreement in instruments having a maturity longer than the agreement.) Investment in foreign securities may involve trading practices different from those in the United States, and custody of securities by foreign banks and depositories could expose the fund to some risk.

The fund’s performance also could be affected if unexpected interest rate trends cause the fund’s asset-backed securities to be paid off substantially earlier or later than expected. Performance could also be harmed if any of the fund’s holdings has its credit rating reduced or goes into default or if any of the counter-parties to repurchase agreements has its credit rating reduced or goes into default. The fund’s performance may be affected by fluctuations in the value of its fixed income investments due to changes in the issuing company’s financial condition. Over time, money market funds may produce a lower return than bond or stock investments.

Other Risks

Although the fund has maintained a stable share price since its inception, and intends to continue to do so, the share price could fluctuate, meaning that there is a chance that you could lose money by investing in the fund. This fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

While the fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the fund itself and do not guarantee the market price of the securities. Securities issued or guaranteed by U.S. Government agencies or instrumentalities may not be backed by the full faith and credit of the U.S. Treasury; some are backed only by the issuing entity.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its policy of concentrating in the financial services group of industries. This could help the fund avoid losses but may mean lost opportunities.

2 Institutional Cash Fund

PERFORMANCE

The charts below provide an indication of the risks of investing in Trust Class shares of the fund. The bar chart shows how the fund’s performance has varied from year to year. The bar chart does not reflect any reduction for taxes that a shareholder might have paid on taxable fund distributions. The table beside the chart shows what the return would equal if you averaged out actual performance over various lengths of time. This information is based on past performance; it’s not a prediction of future results.

*For the periods 2/10/2001 through 12/31/2003, the fund was organized in a multiple class structure rather than a feeder fund in a master-feeder structure.
As of 12/30/2004, portfolio management of the fund was transferred from
Neuberger Berman Management Inc. to Lehman Brothers Asset
Management Inc.

Performance Measures

The information on this page provides different measures of the fund’s total return. Total return includes the effect of distributions as well as changes in share price, if any should occur. The figures assume that all distributions were reinvested in the fund, and include all fund expenses.

To obtain the fund’s current yield, call 800-877-9700 or visit our website at www.nb.com. The current yield is the fund’s net income over a recent seven-day period expressed as an annual rate of return.

3 Institutional Cash Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying or selling Trust Class shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees                                                                                                                                                     None

Annual operating expenses (% of average net assets)* These are deducted from fund assets, so you pay them indirectly.

	Management fees**	0.25%
Plus:	Distribution (12b-1) fees	None
	Other expenses***	0.04%

Equals:	Total annual operating expense****	0.29%

* The table includes costs paid by the fund and its share of master portfolio costs. For more information on master-feeder funds, see “Fund Structure” on page 16.

** “Management fees” includes investment management and administration fees.

***	Other expenses are based on estimated amounts for the current fiscal year.

****	Neuberger Berman Management Inc. has voluntarily agreed to waive its investment management fee in the amount of 0.02% of the fund’s average net assets through 3/31/2006. As a result of this waiver, the total annual operating expenses of the fund are expected to be limited to 0.27% of its average net assets.

MANAGEMENT

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years

Expenses	$30	$93	$163	$368

The expenses do not reflect the effect of the voluntary fee waiver described in footnote **** to the Fee Table which extends through 3/31/2006; such a waiver would result in expenses of $28 for the 1 year period.

John C. Donohue, Senior Vice President, Lehman Brothers Asset Management Inc. (“LBAM”) and Senior Vice President, Lincoln Capital Fixed Income Management Company, LLC (“Lincoln Capital”), has primary responsibility for managing the Cash Management product group at Lincoln Capital and LBAM. (Lincoln Capital and LBAM are both wholly owned subsidiaries of Lehman Brothers Holdings Inc.) Prior to joining LBAM in 2004 and Lincoln Capital in 2003, Mr. Donohue worked at Opus Investment Management (Allmerica Asset Management), where he was a Vice President and Portfolio Manager. He joined Allmerica in 1995 and was responsible for the management of short term and money market portfolios. Prior to joining Allmerica, Mr. Donohue was a portfolio manager for CS First Boston Investment Management. He graduated with a BA from Saint Anselm College and an MBA from Assumption College.

Eric D. Hiatt, Vice President, LBAM and Vice President, Lincoln Capital, joined LBAM in 2004 and Lincoln Capital in 2003. (Lincoln Capital and LBAM are wholly owned subsidiaries of Lehman Brothers Holdings Inc.) For the previous five years, Mr. Hiatt was a Money Market Portfolio Manager with Opus Investment Management (Allmerica Asset Management) managing short term and money market portfolios. He currently serves as portfolio manager for numerous accounts and is a member of the Short-Term Strategy Group. Prior experience included work as a treasury analyst for Eastern Enterprises. He received a BS from Bentley College and has been awarded the Chartered Financial Analyst designation.

4 Institutional Cash Fund

Neuberger Berman Management Inc. is the fund’s investment manager, administrator, and distributor. It engages LBAM as sub-adviser to provide day-to-day investment management services. As investment adviser, Neuberger Berman Management Inc. is responsible for overseeing the investment activities of LBAM. The fund will pay Neuberger Berman Management Inc. fees at the annual rate of 0.10% of average daily net assets for investment management services and 0.15% of average daily net assets for administrative services provided to the Trust Class of shares. Neuberger Berman Management Inc. and LBAM are wholly owned subsidiaries of Lehman Brothers Holdings Inc. For the 12 months ended 10/31/2004, during a period when the fund was organized in a multiple class structure, the investment management/administration fees paid to Neuberger Berman Management Inc. for services provided to the fund were 0.25% of average daily net assets.

5 Institutional Cash Fund

FINANCIAL HIGHLIGHTS

Year Ended October 31,		2000	(1)	2001	2002	2003	2004

Per-share data ($)
Data apply to a single share throughout each period indicated. You can see what the fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of period	1.0000		1.0000	1.0000	1.0000	1.0000
Plus:	Income from investment operations
	Net investment income	0.0307		0.0466	0.0176	0.0096	0.0092
Minus:	Distributions to shareholders
	Income dividends	0.0307		0.0466	0.0176	0.0096	0.0092
	Capital gain distributions	-		-	0.0000	-	0.0000
	Subtotal: distributions to shareholders	0.0307		0.0466	0.0176	0.0096	0.0092
Equals:	Share price (NAV) at end of period	1.0000		1.0000	1.0000	1.0000	1.0000

Ratios (% of average net assets)
The ratios show the fund’s expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements had not been in effect.

Net expenses - actual		0.35	(2)	0.29	0.28	0.28	0.28
Expenses (3)		0.36	(2)	0.29	0.28	0.28	0.28
Net investment income - actual		6.45	(2)	4.52	1.74	0.97	0.92

Other data
Total return shows how an investment in the fund would have performed over each period, assuming all distributions were reinvested.

Total return (%)		3.11	(4)	4.76	1.77	0.97	0.93
Net assets at end of period (in millions of dollars)		635.4		2,125.1	3,156.5	2,682.1	2,691.5

The figures above for the periods 2/10/2001 through 10/31/2004 are from periods during which the fund was organized in a multiple class structure with one class, the Trust Class. The figures above for the period 5/8/2000 through 2/9/2001 are from the fund’s predecessor feeder fund and include the predecessor feeder fund’s proportionate share of the master fund’s income and expenses during this period. All of the above figures have been audited by Ernst & Young LLP, the fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the fund’s most recent shareholder report (see back cover).

(1)	Period from 5/8/2000 (beginning of operations) to 10/31/2000.

(2)	Annualized.

(3)	Shows what this ratio would have been if there had been no expense offset arrangements.

(4)	Not annualized.

6 Institutional Cash Fund

Neuberger Berman

Prime Money Fund

GOAL & STRATEGY

The fund seeks the highest available current income consistent with safety and liquidity.

To pursue this goal, the fund invests in a diversified portfolio of high-quality money market securities. These securities may be from U.S. or foreign issuers, including governments and their agencies, banks, and corporations, but in all cases must be denominated in U.S. dollars. The fund will primarily invest in corporate debt obligations, asset-backed securities, variable rate obligations, instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements that are collateralized by these aforementioned instruments and securities of U.S. and foreign banks. The fund seeks to maintain a stable $1.00 share price and seeks to reduce credit risk by diversifying among many issuers of money market securities.

Under normal market conditions, the fund will invest more than 25% of its total assets in the obligations of companies in the financial services industries and repurchase agreements on such obligations. With respect to one-third of its total assets (including the value of any loan collateral), the fund may engage in reverse repurchase agreements and securities lending (which could create leverage) and may invest the proceeds.

The investment managers monitor a range of economic and financial factors to weigh the value and creditworthiness of money market securities. While adhering to the fund’s stringent credit quality policies, the managers invest the fund’s assets in a mix of money market securities that is intended to provide attractive current income without jeopardizing the stability of its share price.

The fund is authorized to change its goal without shareholder approval, although it does not currently intend to do so.

Money Market Funds

Money market funds are subject to federal regulations designed to help maintain liquidity and a stable share price. The regulations set strict standards for credit quality and for maturity (397 days or less for individual securities or 25 months for variable U.S. Government securities, 90 days or less on average for the portfolio overall). The fund has a stricter standard for maturity and seeks to maintain a dollar-weighted average maturity of 60 days or less.

The regulations require money market funds to limit investments to the top two rating categories of credit quality and unrated securities determined by the investment adviser to be of equivalent quality. Under normal circumstances, this fund will exceed this requirement by investing in only first tier securities.

7 Prime Money Fund

MAIN RISKS

Most of the fund’s performance depends on interest rates. When interest rates fall, the fund’s yields will typically fall as well. The fund is also subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due.

Because the fund normally concentrates in the financial services industries, factors influencing the health of those industries could have a significant negative effect on the fund’s performance. These may include economic trends, governmental action, changes in interest rates, as well as the availability and cost of capital funds. Relatively recent legislation permits broad consolidation of financial services companies, the impact of which is difficult to predict. Competition among companies in different portions of the financial services sector has been increasing, a trend that is likely to continue.

Reverse repurchase agreements and securities lending could create leverage, which would amplify gains or losses. (To reduce that risk, the fund does not intend to invest the proceeds of any reverse repurchase agreement in instruments having a maturity longer than the agreement.) Investment in foreign securities may involve trading practices different from those in the United States, and custody of securities by foreign banks and depositories could expose the fund to some risk.

The fund’s performance also could be affected if unexpected interest rate trends cause the fund’s asset-backed securities to be paid off substantially earlier or later than expected. Performance could also be harmed if any of the fund’s holdings has its credit rating reduced or goes into default or if any of the counter-parties to repurchase agreements has its credit rating reduced or goes into default. The fund’s performance may be affected by fluctuations in the value of its fixed income investments due to changes in the issuing company’s financial condition. Over time, money market funds may produce a lower return than bond or stock investments.

Other Risks

Although the fund intends to maintain a stable share price, the share price could fluctuate, meaning that there is a chance that you could lose money by investing in the fund. This fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

While the fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to shares of the fund itself and do not guarantee the market price of the securities. Securities issued or guaranteed by U.S. Government agencies or instrumentalities may not be backed by the full faith and credit of the U.S. Treasury; some are backed only by the issuing entity.

When the fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its policy of concentrating in the financial services group of industries. This could help the fund avoid losses but may mean lost opportunities.

8 Prime Money Fund

PERFORMANCE

When this prospectus was prepared, the fund had not yet commenced operations. Accordingly, performance charts are not included.

9 Prime Money Fund

INVESTOR EXPENSES

The fund does not charge you any fees for buying or selling Trust Class shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

Fee Table

Shareholder fees                                                                                              None

Annual operating expenses (%of average net assets)* These are deducted from fund assets, so you pay them indirectly

	Management fees**	0.25%
Plus:	Distribution (12b-1) fees***	None
	Other expenses****	0.07%

Equals:	Total annual operating expenses*****	0.32%

*  The table includes costs paid by the fund and its share of master portfolio costs. For more information on master/feeder funds, see “Fund Structure” on page 16.

**  “Management fees” includes investment management and administration fees.

***  The fund has adopted a rule 12b-1 plan, although it currently does not charge any distribution (12b-1) fees. However, upon approval by the fund’s board of trustees, the fund may charge a maximum fee of 0.15% of average net assets.

****  Other expenses are based on estimated amounts for the current fiscal year.

*****  Neuberger Berman Management Inc. has voluntarily agreed to waive its investment management fee in the amount of 0.02% of the fund’s average net assets through 3/31/2006. As a result of this waiver, the total annual operating expenses of the fund are expected to be limited to 0.30% of its average net assets.

MANAGEMENT

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund’s expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years

Expenses	$33	$103

The expenses do not reflect the effect of the voluntary fee waiver described in footnote **** to the Fee Table which extends through 3/31/2006; such a waiver would result in expenses of $31 for the 1 year period.

John C. Donohue, Senior Vice President, Lehman Brothers Asset Management Inc. (“LBAM”) and Senior Vice President, Lincoln Capital Fixed Income Management Company, LLC (“Lincoln Capital”), has primary responsibility for managing the Cash Management product group at Lincoln Capital and LBAM. (Lincoln Capital and LBAM are both wholly owned subsidiaries of Lehman Brothers Holdings Inc.) Prior to joining LBAM in 2004 and Lincoln Capital in 2003, Mr. Donohue worked at Opus Investment Management (Allmerica Asset Management), where he was a Vice President and Portfolio Manager. He joined Allmerica in 1995 and was responsible for the management of short term and money market portfolios. Prior to joining Allmerica, Mr. Donohue was a portfolio manager for CS First Boston Investment Management. He graduated with a BA from Saint Anselm College and an MBA from Assumption College.

Eric D. Hiatt, Vice President, LBAM and Vice President, Lincoln Capital, joined LBAM in 2004 and Lincoln Capital in 2003. (Lincoln Capital and LBAM are wholly owned subsidiaries of Lehman Brothers Holdings Inc.) For the previous five years, Mr. Hiatt was a Money Market Portfolio Manager with Opus Investment Management (Allmerica Asset Management) managing short term and money market portfolios. He currently serves as portfolio manager for numerous accounts and is a member of the Short-Term Strategy Group. Prior experience included work as a treasury analyst for Eastern Enterprises. He received a BS from Bentley College and has been awarded the Chartered Financial Analyst designation.

10 Prime Money Fund

Neuberger Berman Management Inc. is the fund’s investment manager, administrator, and distributor. It engages LBAM as sub-adviser to provide day-to-day investment management services. As investment adviser, Neuberger Berman Management Inc. is responsible for overseeing the investment activities of LBAM. The fund will pay Neuberger Berman Management Inc. fees at the annual rate of 0.10% of average daily net assets for investment management services and 0.15% of average daily net assets for administrative services provided to the Trust Class of shares. Neuberger Berman Management Inc. and LBAM are wholly owned subsidiaries of Lehman Brothers Holdings Inc.

11 Prime Money Fund

FINANCIAL HIGHLIGHTS

When this prospectus was prepared, the fund was new and had no financial highlights to report.

12 Prime Money Fund

Neuberger Berman
Your Investment

•  MAINTAINING YOUR ACCOUNT

The funds offer their Trust Class shares as cash sweep vehicles for investment advisory, brokerage, certain benefit plans and other accounts managed or established at Neuberger Berman or its affiliates. Fund shares may be made available to other programs in the future. To open a sweep account, contact Neuberger Berman. All investments must be made in U.S. dollars. Contact Neuberger Berman for more information on eligible benefit plans.

The funds are designed so that free credit cash balances held in an eligible account can be automatically invested in fund shares. All such available cash balances of $100 or more in an eligible account are automatically invested in the funds on a daily basis for settlement the next business day. These amounts include proceeds of securities sold in your plan’s account.

There is no sales charge or commission paid for investment in fund shares. The funds do not issue certificates for shares.

Under certain circumstances, the funds reserve the right to:

  suspend the offering of shares
  reject any investment order
  suspend the telephone order privilege
  suspend or postpone your right to sell fund shares or postpone payments or redemptions for morethan seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted,or as otherwise permitted by the SEC suspend or postpone your right to sell fund shares, or postpone payments or redemptions for morethan seven days, on days when the Exchange or the Federal Reserve Wire System (“FederalReserve”) closes early (e.g. on the eve of a major holiday or because of a local emergency, such as ablizzard)
  postpone payments for redemption requests received after 3:30 p.m. Eastern time until the nextbusiness day, which would mean that your redemption proceeds would not be available to you onthe day you placed your redemption order change its investment minimums or other requirements for buying and selling, or waive anyminimums or requirements for certain investors take orders to purchase or sell fund shares when the Exchange is closed.

The proceeds from shares sold are generally credited to your account on the same business day the sell order is executed, and nearly always within three business days. There are two cases in which proceeds may be may be delayed beyond this time:

  in unusual circumstances where the law allows additional time if needed if a check you wrote to buy shares hasn’t cleared by the time the shares are sold; clearance may takeup to 15 calendar days from the date of purchase.
Distribution and Shareholder Servicing Fees

The Prime Money Fund has adopted a plan under which it may pay a maximum of 0.15% of its average net assets each year to support distribution and shareholder servicing. The fund does not currently charge such a fee but may do so upon approval of the fund’s board of trustees. These fees increase the cost of investment. Over the long term, they could result in higher overall costs than other types of sales charges.

13 Your Investment

Eligible Accounts

The Trust Class shares of each of the funds described in this prospectus are also available to qualified retirement plans, benefit plans and other accounts managed by Neuberger Berman.

The fees and policies outlined in this prospectus are set by each of the funds described in this prospectus and by Neuberger Berman Management Inc. However, most of the information you’ll need for managing your investment will come from Neuberger Berman. This includes information on how to buy and sell Trust Class shares, investor services, and additional policies.

In exchange for the services it offers, Neuberger Berman charges fees, which are generally in addition to those described in this prospectus.

Information Required from New Accounts

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account we (which may include your investment provider acting on our behalf or as our agent) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds.

• SHARE PRICES

Because Trust Class shares of each fund do not have a sales charge, the price your account pays for each share of each fund is the net asset value per share. Similarly, because each fund does not charge any fee for selling shares, each fund pays the full share price when your account sells shares. Remember that Neuberger Berman may charge fees for its investment management services.

The funds are open for business every day that both the New York Stock Exchange and the Federal Reserve Wire System are open. The Exchange and the Federal Reserve are closed on all national holidays; the Exchange is also closed on Good Friday, and the Federal Reserve is closed on Columbus Day and Veterans Day. Fund shares will not be priced on those days and any other day the Exchange or Federal Reserve is closed. On days when the financial markets close early, such as the day after Thanksgiving and Christmas Eve, all purchase orders must be received by 1:00 p.m. Eastern time in order to be processed that day.

In general, every buy or sell order you place will be processed at the next share price to be calculated after your order has been received (see “Maintaining Your Account” for instructions on placing orders). Each fund calculates its share price as of 5:00 p.m. Eastern time. Shares purchased before 5:00 p.m. Eastern time will accrue dividends that same day. Shares sold will not accrue dividends on the day of the sale.

Neuberger Berman will process purchase orders when received on the basis of an arrangement that you will make payment on the same day by the close of the Federal Reserve Wire System. The funds and Neuberger Berman reserve the right to suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order.

14 Your Investment

In addition, for the funds to process your request, it must be in “good order.” Good order means that you have provided sufficient information to process your request as outlined in this prospectus.

The funds will accept buy and sell orders until 5:00 p.m. Eastern time. If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when your order is received, it’s possible that a fund’s share price could change on days when you are unable to buy or sell shares. The funds intend to maintain a stable share price.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a fund could change on days when you can’t buy or sell fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is received.

Share Price Calculations

The price of Trust Class shares of each fund is the total value of its assets attributable to Trust Class minus its liabilities, attributable to that class, divided by the total number of shares. The funds do not anticipate that their share price will fluctuate.

When valuing portfolio securities, each fund uses a constant amortization method.

• DISTRIBUTIONS AND TAXES

Distributions — Each fund pays out to shareholders any net investment income and realized net capital gains it earns. Each fund declares income dividends daily and pays them monthly. The funds do not anticipate making any long-term capital gain distributions. Any net short-term capital gains would be paid annually in December.

Consult Neuberger Berman about whether distributions from a fund to your account will be reinvested in additional shares of the fund or paid to your account in cash. Although fund distributions are actually made to the investment provider that holds the fund shares on your behalf, the following discussion describes distributions made to you and their tax consequences because you are the shares’ beneficial owner.

How distributions are taxed — Fund dividends paid to qualified retirement plan accounts are tax-free. Eventual withdrawals from those accounts generally are subject to tax. Fund dividends paid to other accounts are generally taxable to you, regardless of whether they are paid in cash or reinvested in additional shares of the fund.

Dividends are taxable to you, if at all, in the year you receive them. In some cases, dividends you receive in January are taxable as if they had been paid the previous December 31st. Your tax statement (see “Taxes and You”) will help clarify this for you. Distributions of income and net short-term capital gains (if any) are taxed as ordinary income and will not qualify for the maximum 15% federal income tax rate available to individual shareholders on their “qualified dividend income.”

How share transactions are taxed — When a qualified retirement plan sells (redeems) fund shares in its account, there are no tax consequences to the plan or its beneficiaries. Other accounts that sell (redeem) fund shares will not realize a taxable gain or loss as long as the fund maintains a share price of $1.00.

15 Your Investment

Taxes and You

For non-retirement plan accounts, the taxes you actually owe on distributions can vary with many factors, such as your tax bracket.

How can you figure out your tax liability on fund distributions? One helpful tool is the tax statement that we send you every January. It details the distributions you received during the past year and shows their tax status. A separate statement covers your transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you might have.

Portfolio Holdings Policy

A description of the funds’ policies and procedures with respect to disclosure of the funds’ portfolio securities is available in the funds’ Statement of Additional Information.

Market Timing Policy

Frequent purchases and redemptions in fund shares (“market-timing activities”) can interfere with fund management and affect costs and performance for other shareholders. To discourage market-timing activities by fund shareholders, the funds’ trustees have adopted market-timing policies and have approved the procedures of the principal underwriter for implementing those policies. In furtherance of these policies, under certain circumstances, the funds reserve the right to reject any purchase order or suspend the telephone order privilege.

Neuberger Berman Management Inc. applies the funds’ policies and procedures with respect to market-timing activities by monitoring trading activity in the funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases of fund shares. These policies and procedures are applied consistently to all shareholders. Although the funds make efforts to monitor for market-timing activities, the ability of the funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the funds will be able to eliminate all market-timing activities.

• Fund Structure The funds use a “master-feeder” structure.

Rather than investing directly in securities, each fund is a “feeder fund,” meaning that it invests in a corresponding “master portfolio.” The master portfolio in turn invests in securities, using the strategies described in this prospectus. One potential benefit of this structure is lower costs, since the expenses of the master portfolio can be shared with any other feeder funds. In this prospectus we have used the word “fund” to mean each feeder fund and its master portfolio.

For reasons relating to costs or a change in investment goal, among others, each feeder fund could switch to another master portfolio or decide to manage its assets itself. This prospectus relates solely to the Trust Class of the feeder funds.

16 Your Investment

Neuberger Berman Institutional Liquidity Series Trust Class Shares

  No load
  No sales charges

If you’d like further details on these funds, you can request a free copy of the following documents:

Shareholder Reports — Published twice a year, the shareholder reports offer information about each fund’s recent performance, including:

  a discussion by the portfolio managers about strategies and marketconditions fund performance data and financial statements
  portfolio holdings

Statement of Additional Information (SAI) — The SAI contains more comprehensive information on each fund, including:

  various types of securities and practices, and their risks investment limitations and additional policies
  information about each fund’s management and business structure

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management Inc. Sub-adviser: Lehman Brothers Asset Management Inc.

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor New York, NY 10158-0180 800-877-9700 212-476-8800

Broker/Dealer and Institutional Services: 800-366-6264

Web site: www.nb.com Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. They are also available from the EDGAR Database on the SEC’s Web site at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-942-8090 for information about the operation of the Public Reference Room.

E0477 12/04 SEC file number 811-21647

Neuberger Berman Management Inc.

605 Third Avenue 2nd Floor New York, NY 10158-0180

Shareholder Services:

800-877-9700

Institutional Services

800-366-6264

www.nb.com